Inventories	12 Months Ended
Dec. 31, 2019
Inventories [Abstract]
Inventories
INVENTORIES:
Inventories are comprised of the following:

	December 31
	2018	2019

Raw materials	$948.8	$868.3
Work in progress	101.5	77.1
Finished goods	39.6	46.8
	$1,089.9	$992.2

We record inventory provisions, net of valuation recoveries, in cost of sales. Inventory provisions reflect write-downs in the value of our inventory to net realizable value, and valuation recoveries primarily reflect realized gains on the disposition of previously written-down inventory. During 2019, we recorded net inventory provisions of $4.1 (2018 — $13.5; 2017 — $3.3), comprised of new provisions (approximately two-thirds of which related to specified aged inventory in our ATS segment), which were partially offset by $5.8 of valuation recoveries (relatively equal between our two segments) recorded in Q4 2019. Our net inventory provisions for 2018 were primarily due to increases in our overall aged inventory levels as compared to 2017, more than half of which related to customers in our ATS segment, comprised of new provisions which were partially offset by $4.6 of valuation recoveries recorded in the fourth quarter of 2018. We regularly review our estimates and assumptions used to value our inventory through analysis of historical performance.
Certain of our contracts provide for customer cash deposits to cover our risk of excess and obsolete inventory and/or for working capital requirements. Such deposits as of December 31, 2019 (primarily covering our aged inventory) totaled $121.9 (December 31, 2018 — $57.9), and were recorded in accrued and other current liabilities on our consolidated balance sheet.